SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 25, 2000

                  Salomon Brothers Mortgage Securities VII, INC.

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2000-1)

                (Exact name of registrant as specified in charter)

Delaware                      333-84249                     13-3439681
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



390 Grenwich 4th Floor, New York, NY                        10013
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 723-6391

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

                  Salomon Brothers Mortgage Securities VII, Inc.
                       Mortgage Pass-Through Certificates
                                 Series 2000-1

On April 25, 2000, U.S. Bank National Association, as Trustee for Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates Series 2000-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement,
dated  as  of March 1,  2000,  among   Salomon Brothers Mortgage Securities
VII, Inc. as Depositor, CitiMortgage, Inc., F/K/A Citicorp Mortgage, Inc. as Master Servicer and Trust Administrator, U.S. Bank National Association, as Trustee, U.S. Bank Trust National Association, as Co-Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates Series 2000-1 relating to the distribution date of April 25, 2000 prepared by U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2000


                          Salomon Brothers Mortgage Securities VII, Inc.


                          By: /s/ Cathy M. Johnson
                              ------------------------------
                          Name:   Cathy M. Johnson
                                  Assistant Secretary
                                  CitiMortgage, Inc.
                                  as Trust Administrator



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2000